Exhibit 10.19


                 THIRD AMENDMENT TO AGREEMENT AND PLAN OF MERGER

     This Second Amendment to Agreement and Plan of Merger is made and entered into as of the 30TH day of September 2006, by and between BIOSTEM, INC., a Nevada Corporation, BIOSTEM ACQUISITION COMPANY, INC., a Delaware Corporation and CRYOBANKS INTERNATIONAL, INC., a Delaware Corporation.

     Reference is made to that certain Agreement and plan of Merger dated 21 November, 2005, by and among the parties hereto and particularly to Section 7.01(c) thereof which the parties hereto now wish to amend.

     The parties hereto agree to amend said Section 7.01(c) by changing the date March 1, 2006 therein, which was previously amended to September 30, 2006, to the date March 31, 2007.

     In Witness Whereof the parties hereto have executed this Second Amendment as of the date set forth herein above.

BIOSTEM, INC                             CRYOBANKS INTERNATIONAL, INC

By: /s/ Marc Ebersole                      By: /s/ Dwight Brunoehler
   ------------------------                 ---------------------------
   Marc Ebersole                            Dwight Brunoehler


BIOSTEM ACQUISITION COMPANY, INC


By: /s/ Marc Ebersole
   ------------------------
   Marc Ebersole

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